Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW JERSEY
Caption in Compliance with D.N.J. LBR 9004-2(c)
COLE, SCHOTZ, MEISEL,
FORMAN & LEONARD, P.A.
A Professional Corporation
Court Plaza North
25 Main Street
P.O. Box 800
Hackensack, NJ 07602-0800
(201) 489-3000
(201) 489-1536 Facsimile
Michael D. Sirota, Esq.
David B. Bass, Esq.
Attorneys for RCLC, Inc., et al., Debtors-in-Possession
Case No. 10-35313 (MBK) (Jointly Administered) Judge: Michael B. Kaplan Chapter 11 Hearing Date: August 18, 2011
In re: RCLC, INC. f/k/a Ronson Corporation, et al., Debtors-in-Possession.

ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

The relief set forth on the following pages, numbered two (2) through thirty-six (36) is hereby ORDERED.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

THIS MATTER having been opened to the Court by Cole, Schotz, Meisel, Forman & Leonard, P.A., attorneys for RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation, the within debtors and debtors-in-possession (collectively, the “Debtors”), upon the filing of a First Amended Joint Plan of Liquidation of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code, filed March 23, 2011 [Docket No. 322] (as same may be amended, supplemented or modified, including as so modified by this Order, collectively, the “Amended Plan”); and this Court having entered an order on May 19, 2011 (the “Disclosure Statement Order”) [Doc. No. 259] by which, among other things, it approved the Disclosure Statement accompanying the Amended Plan, established procedures for the solicitation and tabulation of votes to accept or reject the Amended Plan and scheduled a hearing pursuant to Sections 1128 and 1129 of the Bankruptcy Code and Rule 3017(c) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) to consider confirmation of the Amended Plan (the “Confirmation Hearing”); and an objection to confirmation of the Amended Plan having been filed by the State of New Jersey, Division of Taxation [Docket No. 364] (the “Objection”); and certain other creditors and parties-in-interest, including the Office of the United States Trustee for the District of New Jersey, having asserted

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

informal objections to confirmation of the Amended Plan (the “Informal Objections”); and the Court having considered the Objection, the Affidavit of Daryl K. Holcomb in support of confirmation [Docket No. 516], the Plan Supplement [Docket No. 513],1 the Confirmation Hearing and the Affidavit of Service (hereinafter defined), the Voting Affidavit (hereinafter defined), and all other evidence adduced and arguments of counsel made at the Confirmation Hearing, including those Exhibits marked at the Confirmation Hearing, if any; and upon the record of the Confirmation Hearing after due deliberation and sufficient cause appearing therefor, and the Informal Objections having been resolved; and the Court having taken judicial notice of the papers and pleadings on file herein; this Court enters the following findings of fact and conclusions of law with respect to confirmation of the Amended Plan:2

1 Unless otherwise specified herein, capitalized terms and phrases used herein shall have the meanings given to them in the Amended Plan.  Any term used in the Amended Plan or herein that is not defined in the Amended Plan, but that is used in the Bankruptcy Code or the Bankruptcy Rules, has the meaning given to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable.  Finally, if there is any direct conflict between the terms of the Amended Plan and the terms of this Order, the terms of this Order will control.

2 These findings of facts and conclusions of law constitute this Court’s findings of fact and conclusions of law under Fed. R. Civ. P. 52, as made applicable herein by Bankruptcy Rules 7052 and 9014.  Any finding of fact shall constitute a finding of fact even if it is referred to as a conclusion of law, and any conclusion of law shall constitute a conclusion of law even if it is referred to as a finding of fact.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

I.           FINDINGS OF FACT and conclusions of law
A.           Commencement of Case.  The Debtors filed voluntary petitions for relief pursuant to Chapter 11 of the Bankruptcy Code on August 17, 2011 (the “Filing Date”).
B.           Jurisdiction; Venue; Core Proceeding (28 U.S.C. §§ 157(b)(2) and 1334(a)).  This Court has jurisdiction over the Debtors’ Chapter 11 cases pursuant to 28 U.S.C. §§ 157 and 1334.  Confirmation of a plan is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(L).  Venue of the Debtors’ bankruptcy cases in this Court was proper as of the Filing Date and continues to be proper pursuant to 28 U.S.C. §§ 1408 and 1409.
C.           Transmittal of Solicitation Materials; Notice.  The Disclosure Statement, the Amended Plan and solicitation packages were served in compliance with the Disclosure Statement Order, and such transmittal and service were adequate and sufficient.  An affidavit of service was executed by P. Joseph Morrow, IV with respect to the mailing of notice of the Confirmation Hearing and solicitation materials in respect of the Amended Plan in accordance with the Disclosure Statement Order (the “Affidavit of Service”) and was filed with this Court on April 20, 2011 [Docket No. 357].  On August 4, 2011, the Debtors filed the Plan Supplement.  The Plan Supplement was served as set forth in the Affidavit of Service filed with the Court on August 5, 2011 [Docket No. 513].

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

D.           Voting Tabulation.  Kurtzman Carson Consultants LLC (“KCC”) is the Court-appointed noticing, claims and balloting agent in respect of the Amended Plan.  The Debtors filed the Declaration of Evan Gershbein Regarding Tabulation of Ballots with Respect to Votes on the Debtors’ First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation and its affiliated Debtors (the “Voting Affidavit”) [Docket No. 451] confirming that KCC solicited and tabulated votes in accordance with the Disclosure Statement Order.
E.           Section 1129(a)(1) - Compliance of the Amended Plan with Applicable Provisions of the Bankruptcy Code.  The Amended Plan complies with all applicable provisions of the Bankruptcy Code, as required by Section 1129(a)(1) of the Bankruptcy Code, including Sections 1122 and 1123 of the Bankruptcy Code.
1.           Sections 1122 and 1123(a)(1)-(4) - Classification and Treatment of Claims and Equity Interests.  In accordance with Section 1122(a) of the Bankruptcy Code, Articles II and III of the Amended Plan classify each Claim against and Equity Interest in the Debtors into a Class containing only substantially similar Claims or Equity Interests.  Further, the treatment of each Claim or Equity Interest within a Class is the same as the treatment of each other Claim or Equity Interest in such Class.  In accordance with Section 1123(a)(1) of the Bankruptcy Code, Articles II and III of the Amended Plan properly classify all Claims and Equity Interests that require classification.  In particular, the Amended Plan segregates 15 Classes of Claims and 3

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

classes of Equity Interests.  The number of classes reflects the diverse characteristics of those Claims and Equity Interests, and the legal rights under the Bankruptcy Code of each of the holders of Claims or Equity Interests within a particular Class are substantially similar to other holders of Claims or Equity Interests within that Class.  In accordance with Sections 1123(a)(2) and 1123(a)(3) of the Bankruptcy Code, Articles II and III of the Amended Plan identify and describe each Class of Claims or Equity Interests that is impaired and not impaired under the Amended Plan.  In accordance with Section 1123(a)(4) of the Bankruptcy Code, the Amended Plan provides the same treatment for each Claim or Equity Interest of a particular Class unless the holder of such a Claim or Equity Interest agrees to less favorable treatment.  Thus, the Amended Plan satisfies Sections 1122 and 1123(a)(1) – (4) of the Bankruptcy Code.
2.           Section 1123(a)(5) - Adequate Means for Implementation of the Amended Plan.  In accordance with Section 1123(a)(5) of the Bankruptcy Code, the Amended Plan, including Article V of the Amended Plan, provides adequate means for its implementation.  As set forth in Article V of the Amended Plan, on or prior to the Effective Date, the Debtors will establish the Post-Consummation Trust and transfer to the Post-Consummation Trust all of their right, title and interests in all of the Remaining Assets.  The cash necessary for the Debtors, or the Post-Consummation Trust, as the case may be, to make payments pursuant to the Amended

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Plan will be obtained from the Net Aviation Sale Proceeds, the Restored Custodial Funds, the Escrow Proceeds and proceeds from the Post-Consummation Trust Assets.
3.           Section 1123(a)(6) - Prohibition Against the Issuance of Nonvoting Equity Securities and Adequate Provisions for Voting Power of Classes of Securities.  Section 1123(a)(6) of the Bankruptcy Code is not applicable to the Debtors because the Debtors are not issuing any nonvoting equity securities under the Amended Plan.
4.           Section 1123(a)(7) - Selection of Directors and Officers in a Manner Consistent with the Interests of Creditors and Equity Security Holders and Public Policy.  Article VIII of Plan properly and adequately provides for the manner of selection of the Post-Consummation Trust and the Post-Consummation Trust Administrator.
5.           Section 1123(a)(8) - Payment of Earnings From Personal Services or Other Income of a Debtor As Necessary for the Execution of the Amended Plan.  Section 1123(a)(8) of the Bankruptcy Code is not applicable to the Debtors because the Debtors are not individuals.
F.           Additional Amended Plan Provisions (11 U.S.C. § 1123(b).  The Amended Plan contains additional provisions which are appropriate and not inconsistent with the applicable provisions of the Bankruptcy Code.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

1.           Section 1123(b)(1) - Impairment of Claims and Equity Interests.  As permitted by Section 1123(b)(1) of the Bankruptcy Code, Articles II and III of the Amended Plan provide for the impairment of certain classes of Claims and Equity Interests, while leaving other Classes unimpaired.
2.           Section 1123(b)(2) - Assumption, Assumption and Assignment or Rejection of Executory Contracts and Unexpired Leases.  In accordance with Section 1123(b)(2) of the Bankruptcy Code, Article VI of the Amended Plan provides for the assumption, assumption and assignment or rejection of the Executory Contracts and Unexpired Leases of the Debtors that have not been previously assumed, assumed and assigned or rejected pursuant to section 365 of the Bankruptcy Code and appropriate authorizing orders of this Court.
3.           Section 1123(b)(3) - Retention of Claims Held by the Debtors.  In accordance with Section 1123(b)(3) of the Bankruptcy Code, Section XI.E. of the Amended Plan provides that on the Effective Date, all Causes of Action shall be maintained by the Post-Consummation Trust.
4.           Section 1123(b)(4) – Sale of Substantially All Assets.  The Amended Plan does not provide for the sale of substantially all the Debtors’ assets.  Section 1123(b)(4) of the Bankruptcy Code is thus not applicable.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

5.           Section 1123(b)(5) - Modification of the Rights of Holders of Claims.  In accordance with Section 1123(b)(5) of the Bankruptcy Code, Article III of the Amended Plan modifies or leaves unaffected, as the case may be, the rights of holders of each class of Claims.
6.           Section 1123(b)(6) - Other Provisions Not Inconsistent with Applicable Provisions of the Bankruptcy Code.  In accordance with Section 1123(b)(6) of the Bankruptcy Code, the Amended Plan includes additional appropriate provisions that are not inconsistent with the applicable provisions of the Bankruptcy Code.  The releases, exculpations and injunctions set forth in the Amended Plan, including, but not limited to, the releases set forth in Section XI of the Amended Plan, shall be, and hereby are, approved as fair, equitable, reasonable and in the best interests of the Debtors, creditors, and equity holders.  The releases of and by non-Debtors under the Amended Plan are fair to holders of Claims and Equity Interests and are the product of extensive negotiations among the Debtors and their creditor constituents to facilitate a consensual plan.  Based upon the record of these Chapter 11 cases and the evidence proffered or adduced at or prior to, or in affidavits filed in connection with, the Confirmation Hearing, the releases, exculpations and injunctions set forth in the Amended Plan provide protection to those interested parties who were essential to, who have made substantial contributions in connection with, the Sale Transactions and the Amended Plan and who exercised good faith in overseeing the Sale Transactions and negotiating and participating in matters immediately preceding and

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

throughout these Chapter 11 cases.  Based upon the record of these Chapter 11 cases and the evidence proffered or adduced at or prior to, or in affidavits filed in connection with, the Confirmation Hearing, the Court finds and concludes that all parties released under the Amended Plan have provided valuable consideration to the Debtors’ estates in exchange for such releases and would not have provided such consideration absent such releases.
7.           Section 1123(d) - Cure of Defaults.  In accordance with Section 1123(d) of the Bankruptcy Code, the only executory contracts assumed by the Amended Plan are the D&O Insurance Policies and possibly other insurance policies fully paid to date.  With respect to the D&O Insurance Policies and/or any other insurance policies being assumed, the Debtors assert that there are no outstanding defaults to cure by the Debtors and no parties have objected to the Debtors’ assertion thereof.
G.           Section 1129(a)(2) - Compliance By the Debtors, as Proponents of the Amended Plan, with Applicable Provisions of the Bankruptcy Code.  The Debtors, as proponents of the Amended Plan, complied with all applicable provisions of the Bankruptcy Code, as required by Section 1129(a)(2) of the Bankruptcy Code, including Section 1125 of the Bankruptcy Code and Bankruptcy Rules 3017 and 3018.  The Disclosure Statement and the procedures by which the Ballots for acceptance or rejection of the Amended Plan were solicited and tabulated were fair, properly conducted and in accordance with Sections 1125 and 1126 of the Bankruptcy Code,

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Bankruptcy Rules 3017 and 3018 and the Disclosure Statement Order.  Votes with respect to the Amended Plan were solicited in good faith and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules and the Disclosure Statement Order, including the inclusion of a letter from the Committee recommending acceptance of the Amended Plan in the solicitation packages.  The Debtors, their respective members and each of their respective directors, officers, employees, agents, members and professionals, acting in such capacity, have acted in “good faith,” within the meaning of Section 1125(e) of the Bankruptcy Code.  The Debtors have presented certain modifications to the Amended Plan as filed, which modifications are set forth herein, including those set forth in paragraphs 7 and 8 of this Order (collectively, “Modifications”); such Modifications, considered separately and as a whole, are not adverse to any holder of a Claim or an Equity Interest.  Pursuant to section 1127(d) of the Bankruptcy Code and Bankruptcy Rule 3019, the votes cast with respect to the Amended Plan as filed are deemed to be votes cast with respect to the Amended Plan as modified by this Order.
H.           Section 1129(a)(3) - Proposal of the Amended Plan in Good Faith.  The Debtors proposed the Amended Plan in good faith and not by any means forbidden by law.  In determining that the Amended Plan has been proposed in good faith, this Court has examined the totality of the circumstances surrounding the formulation of the Amended Plan.  Based on the evidence presented at the Confirmation Hearing, this Court finds and concludes that the

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Amended Plan has been proposed with the legitimate purpose of maximizing the returns available to creditors and other parties-in-interest.  The Amended Plan itself and the arms’-length negotiations between, among others, the Debtors and the Committee leading to the Amended Plan’s formulation, as well as the support of creditors for the Amended Plan, provide independent evidence of the Debtors’ good faith in proposing the Amended Plan.
I.           Section 1129(a)(4) - Court Approval of Certain Payments as Reasonable.  In accordance with Section 1129(a)(4) of the Bankruptcy Code, no payment for services or costs and expenses in or in connection with the Chapter 11 Cases, or in connection with the Amended Plan and incident to the Chapter 11 Cases, including Fee Applications, has been or will be made by the Debtors other than payments that have been authorized by order of this Court.  Section XIII.2 of the Amended Plan provides for the retention of jurisdiction of the Bankruptcy Court to hear and determine all Fee Applications.
J.           Section 1129(a)(5) - Disclosure of Identity of Proposed Management, Compensation of Insiders and Consistency of Management Proposals with the Interests of Creditors and Public Policy.  The Debtors have complied with Section 1129(a)(5) of the Bankruptcy Code.  Each of the current members of the board of directors of the Debtors will resign as of the Effective Date and no successors shall be appointed.  The Post-Consummation

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Trust Administrator was identified in the Post-Consummation Trust Agreement which constituted the Plan Supplement.
K.           Section 1129(a)(6) - Approval of Rate Changes.  The Debtors’ Amended Plan does not provide for any rate change that requires regulatory approval.  Section 1129(a)(6) of the Bankruptcy Code is thus not applicable.
L.           Section 1129(a)(7) - Best Interests of Holders of Claims and Equity Interests.  The Amended Plan satisfies Section 1129(a)(7) of the Bankruptcy Code because it provides value which is not less than that which would be recovered by creditors in a Chapter 7 bankruptcy proceeding.  In a Chapter 7 liquidation, creditors would receive distributions based on the liquidation of the non-exempt assets of the Debtors.  Such assets would include the same assets being collected and liquidated under the Amended Plan – the interest of the Debtors in the Remaining Assets.  However, the net proceeds from the collection and liquidation of the Remaining Assets would be reduced in a Chapter 7 proceeding by any commission payable to Chapter 7 trustee of each of the Debtors’ estates as well as the fees for the trustee’s attorneys and other professionals.  Moreover, a Chapter 7 liquidation would result in delay in the payment to creditors and trigger a new bar date for filing proofs of claim against the Debtors.  Hence, Chapter 7 would not only delay distribution but raise the prospect of additional claims that were not asserted in the Debtors’ Chapter 11 cases.  When the cost of liquidation is considered, as well

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

as the time delay in receiving distributions, the Court finds that creditors will receive smaller, if not substantially smaller, distributions pursuant to Chapter 7 liquidation than under the Amended Plan.
M.           Section 1129(a)(8) - Acceptance of the Amended Plan by Each Impaired Class as to Certain Debtors.  All impaired classes of Claims entitled to vote have either accepted the Amended Plan or are deemed to accept the Amended Plan.  All classes consisting of Equity Interests, are deemed to reject the Amended Plan.
N.           Section 1129(a)(9) - Treatment of Claims Entitled to Priority Pursuant to Section 507(a) of the Bankruptcy Code.  The Amended Plan provides for the treatment of Administrative Claims, Priority Tax Claims, and Priority Claims as required by Section 1129(a)(9) of the Bankruptcy Code.
O.           Section 1129(a)(10) - Acceptance By at Least One Impaired, Non-Insider Class.  As indicated in the Voting Affidavit, one impaired Class of Claims for each of the Debtors has accepted the Amended Plan, excluding the votes cast by insiders.
P.           Section 1129(a)(11) - Feasibility of the Amended Plan.  The Plan contemplates that all proceeds of the Remaining Assets (primarily resulting from the Sale Transactions, i.e., sales of substantially all of the Debtors’ assets) will be distributed to the creditors of the Debtors pursuant to the terms of the Amended Plan.  Since no further reorganization of the Debtors will

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

be possible and sufficient funds exist to make all payments required by the Amended Plan, the Amended Plan is feasible within the meaning of Section 1129(a)(11) of the Bankruptcy Code.
Q.           Section 1129(a)(12) - Payment of Bankruptcy Fees.  All fees payable under 28 U.S.C. § 1930 have been paid or the Amended Plan provides for the payment of all such fees on the Effective Date, as required by Section 1129(a)(12) of the Bankruptcy Code.
R.           Section 1129(a)(13) - Retiree Benefits.  There are no Claims against the Debtors for payment of any retiree benefits, as that term is defined in Section 1114 of the Bankruptcy Code.  Section 1129(a)(13) of the Bankruptcy Code is thus not applicable.
S.           Section 1129(a)(14) - Domestic Support Obligations.  The Debtors are not obligated to pay any domestic support obligations.  Section 1129(a)(14) of the Bankruptcy Code is thus not applicable.
T.           Section 1129(a)(15) - Payment of Unsecured Claims In Case of Individual Debtor.  The Debtors are not individuals.  Section 1129(a)(15) of the Bankruptcy Code is thus not applicable.
U.           Section 1129(a)(16) - Restrictions on Transfers of Property of Nonprofit Entities.  The Debtors are not a corporation or trust that is not a moneyed, business, or commercial corporation or trust.  Section 1129(a)(16) of the Bankruptcy Code is thus not applicable.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

V.           Section 1129(b) - Confirmation of the Amended Plan Over the Nonacceptance of Impaired Classes.  Pursuant to Section 1129(b)(1) of the Bankruptcy Code, the Amended Plan may be confirmed notwithstanding that Classes of Equity Interests are impaired and deemed to have rejected the Amended Plan pursuant to Section 1126(g) of the Bankruptcy Code.  With respect to the holders of Equity Interests, the Amended Plan does not discriminate unfairly and is fair and equitable within the meaning of Section 1129(b)(2)(C)(ii) because there is no Class of holders of interests that is junior to those Classes which will receive or retain any property under the Amended Plan on account of such junior interests.
W.           Section 1129(d) - Purpose of Amended Plan.  The principal purpose of the Amended Plan is not avoidance of taxes or avoidance of the requirements of Section 5 of the Securities Act of 1933, and there has been no filing by any governmental unit asserting such avoidance.
II.           DECREES

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:
1.           CONFIRMATION OF THE AMENDED PLAN.  Pursuant to Section 1129 of the Bankruptcy Code, the Amended Plan and each of its provisions (whether or not specifically approved herein), as modified by this Order, is hereby CONFIRMED and approved and the

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Debtors are authorized and directed, without the need for action by any directors, officers and/or shareholders, to implement the Amended Plan in accordance with the terms thereof and to take any and all actions contemplated to be taken under the Amended Plan.  Any and all Objections, including the Informal Objections, to confirmation of the Amended Plan that have not been withdrawn or consensually resolved are overruled.
2.           IMPLEMENTATION OF THE AMENDED PLAN.  The transactions set forth in Article V of the Amended Plan, as modified by this Order, are hereby approved, subject to the terms of this Order.  The Debtors and Post-Consummation Trust Administrator are authorized to take all actions necessary or appropriate to enter into, implement and consummate the transactions set forth in Article V of the Amended Plan, subject to the terms of this Order.
(a)           Post-Consummation Trust.  The appointment of Steven D. Sass as Post-Consummation Trust Administrator, under the terms of the Post-Consummation Trust Agreement, attached hereto as Exhibit A, is hereby authorized and approved.  On the Effective Date, the Debtors, on their own behalf and on behalf of the Beneficiaries, shall execute the Post-Consummation Trust Agreement and shall take all other steps necessary to establish the Post-Consummation Trust pursuant to the Post-Consummation Trust Agreement.  On the Effective Date, and in accordance with and pursuant to the terms of the Amended Plan, the Debtors shall transfer to the Post-Consummation Trust all of their rights, title and interests in all of the

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Remaining Assets.  In connection with the transfer of the Remaining Assets, any attorney-client privilege, work product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Post-Consummation Trust shall vest in the Post-Consummation Trust and its representatives, and the Debtors and the Post-Consummation Trust are authorized to take all necessary actions to effectuate the transfer of such privileges.
(b)           Restructuring Transactions.  On or after the Confirmation Date, the Debtors, the Post-Consummation Trust and the Post-Consummation Trust Administrator, as applicable, may enter into Restructuring Transactions without further order of the Bankruptcy Court.  The Restructuring Transactions and any other matters provided for hereunder shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without any requirement of further action by shareholders or directors of any of the Debtors or any other Person.
(c)           Further Actions.  Upon the entry of this Order, all matters provided for under the Amended Plan and the Aviation Purchase Agreement involving the corporate structure of the Debtors shall be deemed authorized and approved without any requirement of further action by the Debtors, the Debtors’ shareholders or the Debtors’ boards of directors.  On and after the Effective Date, the Post-Consummation Trust is authorized and directed to issue,

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

execute and deliver the agreements, documents, and distributions contemplated by the Amended Plan in the name of and on behalf of the Debtors.
(d)           Sources of Cash for Plan Distributions.  All Cash necessary for the Debtors, or the Post-Consummation Trust, as the case may be, to make payments pursuant hereto shall be obtained from the Net Aviation Sale Proceeds, the Restored Custodial Funds, the Escrow Proceeds and proceeds from the Post-Consummation Trust Assets.
(e)           Release of Claims, Liens and Equity Interests.  Except as otherwise provided herein or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Amended Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to Article VII of the Amended Plan, all Claims, Equity Interests, mortgages, deeds of trust, liens or other security interests against the property of any Estate shall be fully released.
(f)           Cancellation of Notes and Equity Interests.  On the Effective Date, except to the extent otherwise provided in the Amended Plan, the Equity Interests and the Intercompany Interests shall be canceled, and the obligations of the Debtors thereunder or in any way related thereto shall be fully released.  On the Effective Date, except to the extent otherwise provided in the Amended Plan, any indenture relating to any of the foregoing, shall be deemed to

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

be canceled, as permitted by section 1123(a)(5)(F) of the Bankruptcy Code, and the obligations of the Debtors thereunder shall be fully released.
(g)           Termination of Officers and Directors.  As of the Effective Date, the existing officers and directors of the Debtors shall cease to serve in any such capacities.  The term of the boards of directors of the Debtors shall be deemed to expire and the position of each director shall terminate on the Effective Date.  The Post-Consummation Trust Administrator shall serve as the employee or fiduciary responsible for implementing the applicable provisions of the Amended Plan and administering the Post-Consummation Trust in accordance with the Amended Plan and the Post-Consummation Trust Agreement.
3.           THE PLAN SUPPLEMENT.  The Plan Supplement does not adversely change the treatment of any creditor under the Amended Plan and is hereby approved.  Pursuant to Fed. R. Bankr. P. 3019(a), a vote in favor of the Amended Plan shall be deemed to be a vote in favor of the Amended Plan and Plan Supplement.  The Debtors hereby are authorized to further amend or modify the Amended Plan at any time before the Effective Date, but only in accordance with Section 1127 of the Bankruptcy Code and Section XIV.C.
4.           AMENDED PLAN EFFECTIVENESS.  The Amended Plan shall become effective upon the satisfaction and/or waiver of the conditions set forth in Article X of the Amended Plan.  Upon the satisfaction or waiver of the conditions contained in Article X of the

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Amended Plan and the occurrence of the Effective Date, substantial consummation of the Amended Plan, within the meaning of Section 1127 of the Bankruptcy Code, is deemed to occur.
5.           DISTRIBUTIONS.  The provisions in Article VII of the Amended Plan governing Distributions, Disputed Claims and related matters hereby are approved and found to be fair and reasonable.
6.           PRESERVATION OF CAUSES OF ACTION, SETTLEMENT OF CLAIMS AND CONTROVERSIES.  On the Effective Date, all Causes of Action shall be maintained by the Post-Consummation Trust in accordance with Section XI.E. of the Amended Plan.
7.           AMENDMENTS TO RELEASE, EXCULPATION AND INJUNCTION PROVISIONS (ARTICLE XI).
a.           Release.  Section XI.B. of the Amended Plan is hereby amended and replaced in its entirety by the following and approved:
NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, ON THE EFFECTIVE DATE AND EFFECTIVE AS OF THE EFFECTIVE DATE AND IMMEDIATELY PRIOR TO THE DEBTORS’ TRANSFER OF ASSETS TO THE POST-CONSUMMATION TRUST (SUCH THAT THE POST-CONSUMMATION TRUST WILL NOT RECEIVE ANY CLAIM RELEASED HEREUNDER), FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY EACH OF THE DEBTOR RELEASEES, INCLUDING THE SERVICES OF THE DEBTORS’ PRESENT AND FORMER OFFICERS, DIRECTORS IN FACILITATING THE EXPEDITIOUS IMPLEMENTATION OF THE

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

RESTRUCTURING CONTEMPLATED HEREBY, EACH OF THE DEBTORS AND THE RELEASING PARTIES RELEASE AND SHALL BE DEEMED TO HAVE PROVIDED A FULL RELEASE TO EACH DEBTOR RELEASEE (AND EACH SUCH DEBTOR RELEASEE SO RELEASED SHALL BE DEEMED FULLY RELEASED BY THE DEBTORS AND THE ESTATES) AND THEIR RESPECTIVE PROPERTIES FROM ANY AND ALL CAUSES OF ACTION, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NON-CONTINGENT, EXISTING AS OF THE EFFECTIVE DATE IN LAW, AT EQUITY, WHETHER FOR TORT, CONTRACT, OR OTHERWISE, ARISING FROM OR RELATED IN ANY WAY TO THE DEBTORS, INCLUDING THOSE THAT ANY OF THE DEBTORS OR THE POST-CONSUMMATION TRUST WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR THAT ANY HOLDER OF A CLAIM OR AN EQUITY INTEREST OR OTHER ENTITY WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT ON BEHALF OF ANY OF THE DEBTORS OR ANY OF THEIR ESTATES, INCLUDING CAUSES OF ACTION ARISING UNDER CHAPTER 5 OF THE BANKRUPTCY CODE; PROVIDED, HOWEVER, THAT THE FOREGOING DEBTOR RELEASE SHALL NOT APPLY TO, AND SHALL NOT BE DEEMED TO BE A WAIVER, RELEASE OR DISCHARGE OF ANY CLAIMS, DIRECT ACTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES, JUDGMENTS, DEBTS, OBLIGATIONS, DUTIES, ASSESSMENTS, COMPENSATIONS, COSTS, DEFICIENCIES OR OTHER EXPENSES OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES) (I) PROSPECTIVE CLAIMS, DIRECT ACTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES, JUDGMENTS, DEBTS, OBLIGATIONS, DUTIES, ASSESSMENTS, COMPENSATIONS, COSTS, DEFICIENCIES OR OTHER

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

EXPENSES OF ANY NATURE WHATSOEVER ARISING UNDER OR BASED ON THE PLAN, OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND DELIVERED OR TO BE EXECUTED AND DELIVERED THEREUNDER; (II) IN THE CASE OF FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

ENTRY OF THE CONFIRMATION ORDER SHALL CONSTITUTE THE BANKRUPTCY COURT’S APPROVAL OF THE DEBTOR RELEASE, WHICH INCLUDES BY REFERENCE EACH OF THE RELATED PROVISIONS AND DEFINITIONS CONTAINED HEREIN, AND FURTHER, SHALL CONSTITUTE THE BANKRUPTCY COURT’S FINDING THAT THE DEBTOR RELEASE IS: (1) IN EXCHANGE FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY THE DEBTOR RELEASEES; (2) IN THE BEST INTERESTS OF THE DEBTORS AND ALL HOLDERS OF CLAIMS; (3) FAIR, EQUITABLE AND REASONABLE; (4) GIVEN AND MADE AFTER DUE NOTICE AND OPPORTUNITY FOR HEARING; AND (5) A BAR TO ANY OF THE DEBTORS OR THE POST-CONSUMMATION TRUST ASSERTING ANY CLAIM RELEASED BY THE DEBTOR RELEASE.

NOTHING IN THE DEBTORS’ BANKRUPTCY PROCEEDINGS, CONFIRMATION ORDER, JOINT PLAN OF LIQUIDATION, THE BANKRUPTCY CODE (AND SECTION 1141 THEREOF), OR ANY OTHER DOCUMENT FILED IN THE DEBTORS’ BANKRUPTCY CASES SHALL IN ANY WAY BE CONSTRUED TO DISCHARGE, RELEASE, LIMIT, OR RELIEVE ANY NON-DEBTOR PARTY, IN ANY CAPACITY, FROM ANY LIABILITY OR RESPONSIBILITY WITH RESPECT TO THE PENSION PLAN OR ANY OTHER DEFINED BENEFIT PENSION PLAN UNDER ANY LAW, GOVERNMENTAL POLICY, OR REGULATORY PROVISION, OR FOR VIOLATIONS OF FEDERAL OR STATE SECURITIES LAWS.  PBGC AND THE PENSION PLAN

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

SHALL NOT BE ENJOINED OR PRECLUDED FROM ENFORCING SUCH LIABILITY OR RESPONSIBILITY BY ANY OF THE PROVISIONS OF THE JOINT PLAN OF LIQUIDATION, CONFIRMATION ORDER, BANKRUPTCY CODE, OR ANY OTHER DOCUMENT FILED IN ANY THE DEBTORS’ BANKRUPTCY CASES.

b.           Exculpation. Section XI.C. of the Amended Plan is hereby amended and replaced in its entirety by the following and approved:
None of the Exculpated Parties shall have or incur any liability to any Person for any act or omission in connection with or arising out of the Chapter 11 Cases, including, without limitation, the commencement of the Chapter 11 Cases, the negotiation of the Plan, pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for gross negligence or willful misconduct, and in all respects the Exculpated Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under, or in connection with, the Plan.  None of the Exculpated Parties shall be exculpated under this provision with respect to any acts occurring prior to the Petition Date.

c.           Injunction.  Section XI.G. of the Amended Plan is hereby amended and replaced in its entirety by the following and approved:
EXCEPT AS OTHERWISE PROVIDED IN THE PLAN, ALL ENTITIES WHO HAVE HELD, HOLD OR MAY HOLD CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES THAT: (1) HAVE BEEN RELEASED PURSUANT TO ARTICLE XI.B HEREOF OR PURSUANT TO AN ORDER OF THE BANKRUPTCY COURT INCLUDING, BUT NOT LIMITED TO, THE STIPULATION AND ORDER WITH RESPECT TO SALE OF ALL OR SUBSTANTIALLY

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

ALL ASSETS OF RONSON AVIATION, INC. TO TRENTON AVIATION, LLC AND RELATED ISSUES, DATED OCTOBER 15, 2010 [Docket. No. 148]; OR (2) ARE SUBJECT TO EXCULPATION PURSUANT TO ARTICLE XI.C HEREOF (BUT ONLY TO THE EXTENT OF THE EXCULPATION PROVIDED IN ARTICLE XI.C) ARE PERMANENTLY ENJOINED AND PRECLUDED, FROM AND AFTER THE EFFECTIVE DATE, FROM: (A) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES; (B) ENFORCING, ATTACHING, COLLECTING OR RECOVERING BY ANY MANNER OR MEANS ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES; (C) CREATING, PERFECTING OR ENFORCING ANY LIEN, CLAIM OR ENCUMBRANCE OF ANY KIND AGAINST ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES; (D) ASSERTING ANY RIGHT OF SETOFF, SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY OBLIGATION DUE FROM ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES UNLESS SUCH HOLDER HAS FILED A MOTION REQUESTING THE RIGHT TO PERFORM SUCH SETOFF ON OR BEFORE THE CONFIRMATION DATE, AND NOTWITHSTANDING ANY INDICATION IN A PROOF OF CLAIM OR INTEREST OR OTHERWISE THAT SUCH HOLDER ASSERTS, HAS OR INTENDS TO PRESERVE ANY RIGHT OF SETOFF PURSUANT TO SECTION 553 OF THE BANKRUPTCY CODE OR OTHERWISE; AND (E) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES RELEASED OR SETTLED PURSUANT TO THE PLAN.

d.           Applicable Defined Terms.  In conjunction with the provisions of this paragraphs 7 of this Order, and the amendments to Sections XI.A., XI.C. and XI.G. of the Amended Plan as contained herein, Section I.B. of the Amended Plan is amended to replace the following defined terms in their entirety:
45.           “Debtor Releasees” means, collectively, all current and former officers, directors and employees of the Debtors.

64.           “Exculpated Parties” means, collectively: (a) the Debtors; (b) the Debtor Releasees; (c) the Committee, the members of the Committee acting in such capacity, and (d) all Retained Professionals.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

8.           ADDITIONAL MODIFICATIONS TO THE AMENDED PLAN.  In order to make certain technical corrections and to make corrections to resolve ambiguities raised in Objection, the Debtors have agreed to make the following modifications to the Amended Plan:

a.           Article XIII is amended to include the following sentences at the end thereof:
Retained Jurisdiction and Enforcement Remedies for Tax Claimants:  Notwithstanding anything in this Amended Plan to the contrary, the Bankruptcy Court shall not retain jurisdiction with respect to tax claims except for (i) resolving the amount of any tax claims arising prior to confirmation, and (ii) enforcing the provisions of the confirmed plan.  A failure by the Debtors or the Post-Consummation Trust, as applicable, to make a payment to holders of tax claims pursuant to the terms of the Amended Plan shall be an event of default.  If the Debtors or the Post-Consummation Trust, as applicable, fails to cure an event of default as to Amended Plan payments on the tax claims within thirty days after receipt of written notice of default from a tax claimant, then the tax claimant may (a) enforce the entire amount of its claim consistent with the priority scheme of the Bankruptcy Code; (b) exercise any and all rights and remedies such tax claimant may have under applicable nonbankruptcy law; and/or (c) seek such relief as may be appropriate in this Court.

b.           Article II.C. is amended to included the following sentences at the end thereof:
Subject to the foregoing, installment payments on any Allowed Priority Tax Claim, shall be made no less than on a quarterly basis.  Any Allowed Priority Tax Claim, to the extent not paid in Cash on the Effective Date, shall accrue interest from and after the Effective Date at the statutory rate set forth in N.J.S.A. 54:49-3, computed and fixed as of the Effective Date.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

9.           EXECUTORY CONTRACTS AND UNEXPIRED LEASES AND BAR DATE FOR REJECTION CLAIMS.  On the Effective Date, each Executory Contract or Unexpired Lease shall be deemed automatically rejected in accordance with the provisions of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless any such Executory or Unexpired Lease: (a) has previously been assumed by the Debtors by Final Order of the Bankruptcy Court; (b) has been assumed by the Debtors by order of the Bankruptcy Court as of the Effective Date which order becomes a Final Order after the Effective Date; (c) is the subject of a motion to assume or reject pending as of the Effective Date; (d) is a D&O Liability Insurance Policy or another policy of insurance fully paid to date, including such policies as shall be identified by the Debtors prior to the Effective Date; provided that such Executory Contracts and Unexpired Leases shall be treated as set forth in Section VI.C of the Amended Plan; (e) is an Assumed Contract; (f) is a Retained Contract; or (g) is otherwise assumed pursuant to the terms herein.  All Proofs of Claim arising from the rejection (if any) of Executory Contracts or Unexpired Leases shall be filed within the later of: (a) 30 days after the entry of an order of the Bankruptcy Court approving any such rejection; and (b) the Claims Bar Date.  Any Claims arising from the rejection of an Executory Contract or Unexpired Lease for which Proofs of Claim are not timely Filed shall be forever barred from assertion against the Debtors, their Estates and property or the Post-Consummation Trust.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

10.           ADMINISTRATIVE CLAIMS BAR DATE AND RELATED MATTERS.  Requests for payment of General Administrative Claims arising on or after December 1, 2010 through and including the Effective Date must be filed no later than sixty (60) days after the Effective Date with the Clerk of the Bankruptcy Court.  Holders of General Administrative Claims that are required to file and serve a request for payment of such General Administrative
Claims and that do not file and serve such a request by the applicable Bar Date forever shall be barred from asserting such General Administrative Claims against the Debtors, the Post-Consummation Trust or their respective property, and such General Administrative Claims shall be deemed barred and released as of the Effective Date.  Any objections to the allowance of General Administrative Claims must be filed and served on the requesting party by the later of (x) ninety (90) days after the Effective Date and (y) ninety (90) days after the filing of the applicable request for payment (the “General Administrative Claim Objection Deadline”).  If no objection to the applicable General Administrative Claim is filed on or before the General Administrative Claim Objection Deadline, such General Administrative Claim shall be deemed Allowed as of that date.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

11.           FEE CLAIMS.  Professionals or other entities asserting a Fee Claim for services rendered before the Effective Date must, unless previously filed, file and serve, an application for final allowance of such Fee Claim no later than forty-five (45) days after the Effective Date.
12.           NOTICE OF CONFIRMATION ORDER, EFFECTIVE DATE AND RELATED MATTERS.  The Debtors shall not be required to serve notice of the entry of this Order to all known holders of Claims and Equity Interests.  Rather, within five business (5) days of the occurrence of the Effective Date, the Debtors shall file with this Court and serve on all known holders of Claims and Equity Interests as of the Record Date (which have not become Disallowed as of the date of mailing) a written notice in substantially the form attached hereto as Exhibit B (the “Effective Date Notice”), which Effective Date Notice is hereby approved, identifying, inter alia, the Effective Date and Administrative Claims Bar Date.  From and after the date this Order becomes a Final Order, notices of appearances and demands for service of process filed with this Court prior to such date shall no longer be effective.  No further notices (other than notice of the Effective Date) shall be required to be sent to any entities or persons, except for the Post-Consummation Trust Administrator, the Office of the U.S. Trustee and any Creditor who files a renewed request for service of pleadings and whose Claim has not been fully satisfied.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

13.           RETENTION OF JURISDICTION.  Notwithstanding the entry of this Order and the occurrence of the Effective Date, pursuant to and subject to Article XIII of the Amended Plan, this Court shall retain such exclusive jurisdiction over the Chapter 11 Cases and any matter related to the Chapter 11 Cases after the Effective Date as is legally permissible, including exclusive jurisdiction over the matters described in Article XIII of the Amended Plan.  To the extent that it is not legally permissible for this Court to have exclusive jurisdiction over any of the matters described in Article XIII of the Amended Plan, this Court shall have nonexclusive jurisdiction over such matters to the extent legally permissible.

14.           DISSOLUTION OF THE COMMITTEE.  Immediately upon the Effective Date, the Committee shall dissolve, and the members thereof shall be released and discharged from all duties and obligations arising from or related to their membership except with respect to (a) obligations arising under confidentiality agreements which shall remain in full force and effect, and (b) applications for the payment of fees and reimbursement of expenses under Sections 327, 328, 330 or 1103 of the Bankruptcy Code.  The Professionals retained by the Committee and the respective members thereof shall not be entitled to assert any Fee Claims for any services rendered or expenses incurred on behalf of the Committee after the Effective Date, except for fees for time spent and expenses incurred in connection with any applications for allowance of compensation and reimbursement of expenses pending on the Effective Date or Filed and served after the Effective Date.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

15.           BINDING EFFECT OF THE AMENDED PLAN.  In accordance with Section 1141 of the Bankruptcy Code, immediately upon the entry of this Order, the provisions of the Amended Plan and this Order shall be binding upon all Entities, including the Debtors, the Post-Consummation Trust, the Post-Consummation Trust Administrator, the Committee, any and all holders of Claims, demands or Equity Interests (irrespective of whether such Claims or Equity Interests are impaired under the Amended Plan or whether the holders of such Claims or Equity Interests accepted, rejected or are deemed to have accepted or rejected the Amended Plan), any Person acquiring or receiving property under the Amended Plan, any party to a contract or agreement with the Debtors, any lessor or lessee of property to or from the Debtors and any and all Entities who are parties to or are subject to the releases, waivers and injunctions described in the Amended Plan and herein and their respective heirs, executors, administrators, trustees, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries, guardians, successors and assigns, if any.  Except as otherwise provided in the Amended Plan or in this Order, the rights afforded in the Amended Plan and the payments and distributions to be made thereunder will be in exchange for and in complete satisfaction, release and/or termination of all existing debts and Claims and Equity Interests against or in the Debtors or any of their assets or properties of any kind, nature or description to the fullest extent permitted by Section 1141 of the Bankruptcy Code.  On the Effective Date, except as otherwise provided in the Amended Plan, all existing Claims against the Debtors will be, and will be deemed to be, released and terminated, and all holders of Claims will be precluded and enjoined from asserting against the Debtors or any of their assets or properties, the Post-Consummation Trust and the Post-Consummation Trust Administrator, any other or further Claim based upon any act or omission, transaction or other activity of any kind or nature that occurred on or before the Effective Date, whether or not such holder has filed a proof of Claim.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

16.           DISTRIBUTION RECORD DATE.  Except as otherwise provided in a Final Order of this Court, the transferees of any Claims that are transferred pursuant to Bankruptcy Rule 3001 on or before the Record Date will be treated as the holders of such Claims for all purposes, notwithstanding that any period provided by Bankruptcy Rule 3001 for objecting to such transfer has not expired by the Record Date.  The Disbursing Agent will have no obligation to recognize the transfer or sale of any Claim that occurs after 5:00 p.m. EST time on the Record Date and will be entitled for all purposes herein to recognize and make distributions only to those holders who are holders of such Claims as of the close of business on the Record Date.
17.           THE TRANSFERS UNDER THE AMENDED PLAN ARE GOVERNED BY THE EXEMPTION PROVIDED IN SECTION 1146(a) OF THE BANKRUPTCY CODE.  Pursuant to section 1146(a) of the Bankruptcy Code, any transfers of property pursuant to the Amended Plan, shall not be subject to any stamp tax, document recording tax, conveyance fee, intangibles or similar tax, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment in the United States, and this Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation instruments or other documents pursuant to such transfers of property without the payment of any such tax or governmental assessment.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

18.           MISCELLANEOUS PROVISIONS.
(a)           This Order shall be deemed to constitute all approvals and consents required, if any, by the laws, rules or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Amended Plan and any other documents, instruments or agreements (and any amendments or modifications thereto) and any other acts referred to in, or contemplated by, the Amended Plan or the Disclosure Statement.
(b)           All Entities holding Claims against and Interests in the Debtors that are dealt with under the Amended Plan are hereby directed to execute, deliver, file and record any document, and to take any action necessary or appropriate to implement, consummate and otherwise effect the Amended Plan in accordance with its terms in all material respects, and all such Persons shall be bound by the terms and provisions of all documents executed and delivered by them in connection with the Amended Plan.

Debtor:	RCLC, INC., et al.
Case No.:                                10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

(c)           The appropriate state and/or local governmental officials are hereby directed, upon the presentation of a copy of this Order, to terminate the filings evidencing any security interests against any property of the Debtor deemed released pursuant to the Amended Plan.  In the event that a state or local government official cannot readily determine whether it is appropriate to release such security interest, the Debtor shall bring the matter before this Court for determination and this Court hereby retains jurisdiction to resolve any such question or dispute and to enforce the foregoing directions.
(d)           After the Effective Date, the Post-Consummation Trust is directed to comply with all post-confirmation Bankruptcy Court reporting requirements of the Debtors and shall file all reports required by the Amended Plan or the Post-Consummation Trust Agreement.
(e)           The failure to reference or discuss any particular provision of the Amended Plan in this Order shall have no effect on the validity, binding effect and enforceability of such provision and such provision shall have the same validity, binding effect and enforceability as every other provision of the Amended Plan and shall be deemed incorporated by reference into this Order.

Debtor:	RCLC, INC., et al.
Case No.:                               10-35313 (MBK)
Caption of Order:
ORDER CONFIRMING LIQUIDATING FIRST AMENDED JOINT PLAN OF RCLC, INC. F/K/A RONSON CORPORATION, RA LIQUIDATING CORP. F/K/A RONSON AVIATION, INC. AND RCPC LIQUIDATING CORP. F/K/A RONSON CONSUMER PRODUCTS CORPORATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

(f)           If any or all of the provisions of this Order are hereafter modified, vacated or reversed by subsequent order of this or any other court, such reversal, modification or vacation shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Amended Plan prior to the Debtors’ receipt of written notice of any such order, nor shall such reversal, modification or vacation of this Order affect the validity or enforceability of such act or such obligations.  Notwithstanding any reversal, modification or vacation of this Order, any such act or obligation incurred or undertaken pursuant to and in reliance on this Order prior to the Effective Date of such reversal, modification or vacation shall be governed in all respects by the provisions of this Order and the Amended Plan and all documents, instruments and agreements related thereto or any amendments or modifications thereto.
(g)           Except as otherwise provided for herein, in the event of any inconsistency between the Amended Plan and this Order, the provisions of this Order shall govern.  Except as otherwise provided for herein, this Order shall supersede any orders of this Court issued prior to the Effective Date that may be inconsistent herewith.
(h)           The provisions of Rules 3020(e) and 7062 of the Federal Rules of Bankruptcy Procedure shall not apply, and this Order shall take effect immediately and shall not be stayed.